UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (917) 663-4000

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits

99.1    Earnings Release dated April 16, 2003.

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216;  34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 16, 2003, Altria Group, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ G. PENN HOLSENBECK
Name: G. Penn Holsenbeck Title: Vice President, Associate General Counsel and Corporate Secretary

DATE:  April 16, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated April 16, 2003.

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